EXHIBIT 10.4
Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

UPDATE to SCHEDULE I to
COLLECTION ACCOUNT INTERCREDITOR AGREEMENT

THIS UPDATE TO SCHEDULE I TO COLLECTION ACCOUNT INTERCREDITOR AGREEMENT (the “Update”) is made as of March 28, 2024, by and among:

(a)    Pacific Gas and Electric Company, a California corporation (the “Company”);
(b)    PG&E Recovery Funding LLC, as a Securitization SPV (“Recovery Funding”);
(c)    PG&E Wildfire Recovery Funding LLC, as a Securitization SPV (“Wildfire Recovery Funding”)
(d)    Citibank, N.A. (“Citibank”), as Collection Account Agent (as defined in the Intercreditor Agreement (as defined below));
(e)    MUFG Bank, Ltd. (“MUFG”), as Administrative Agent on behalf of the Credit Parties (as defined in the RFA defined below) under the RFA (as defined below) (in such capacity, together with its successors and assigns in such capacity, the “RFA Administrative Agent”);
(f)    The Bank of New York Mellon Trust Company, N.A. (the “Series 2021-A Recovery Funding Indenture Trustee”), not in its individual capacity but solely as indenture trustee under the Indenture, dated as of November 12, 2021, between Recovery Funding and the Series 2021-A Recovery Funding Indenture Trustee;
(g)    The Bank of New York Mellon Trust Company, N.A. (the “Series 2022-A Recovery Funding Indenture Trustee”), not in its individual capacity but solely as indenture trustee under the Indenture, dated as of November 30, 2022, between Recovery Funding and the Series 2022-A Recovery Funding Indenture Trustee;
(h)    The Bank of New York Mellon Trust Company, N.A. (the “Series 2022-A Wildfire Recovery Funding Indenture Trustee”), not in its individual capacity but solely as indenture trustee under the Indenture, dated as of May 10, 2022, between Wildfire Recovery Funding and the Series 2022-A Wildfire Recovery Funding Indenture Trustee; and
(i)    The Bank of New York Mellon Trust Company, N.A. (the “Series 2022-B Wildfire Recovery Funding Indenture Trustee” and, together with the Series 2021-A Recovery Funding Indenture Trustee, the Series 2022-A Recovery Funding Indenture Trustee and the Series 2022-A Wildlife Recovery Funding Indenture Trustee, the “Trustees” and each, a “Trustee”), not in its individual capacity but solely as indenture trustee under the Indenture, dated as of July 20, 2022, between Wildfire Recovery Funding and the Series 2022-B Wildfire Recovery Funding Indenture Trustee.
WHEREAS, the parties hereto are party to that certain Collection Account Intercreditor Agreement, dated as of October 5, 2020 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”; capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Intercreditor Agreement), whereby the parties agreed upon their respective rights relating to the Receivables, Customers Charges, Retained Assets, collections and proceeds of the foregoing and any bank accounts into which collections and proceeds of the foregoing may be deposited, as well as other matters of common interest to them which arise under or result from the coexistence of the Receivables Documents and the Joined Party Transaction Documents and the commingling of collections and proceeds of the Receivables, the Customer Charges and the Retained Assets;
WHEREAS, MUFG has notified the Company that it will no longer provide collection account services and, thus, the Company now desires to close its Collection Account at MUFG (the “MUFG Collection Account”) and open a new Collection Account at Wells Fargo Bank, National Association (the “Wells Fargo Bank Collection Account”);
WHEREAS, set forth on Schedule I to the Intercreditor Agreement (“Schedule I”) are the Lock-Boxes and Collection Accounts into which certain collections are made;
WHEREAS, the parties desire to update Schedule I to the Intercreditor Agreement to remove the MUFG Collection Account and add the Wells Fargo Bank Collection Account, and the parties have so agreed on the terms and conditions set forth herein; and
WHEREAS, the RFA Administrative Agent hereby authorizes and instructs the Collection Account Agent to execute and deliver this Update;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Update to Schedule I. Effective as of the date hereof, Schedule I to the Intercreditor Agreement is hereby updated in its entirety and replaced with Exhibit A attached hereto.
2. Conditions of Effectiveness. This Update shall become effective and be deemed effective as of the date hereof once all parties hereto shall have delivered a duly executed signature page to this Update.
3. Representations and Warranties. Each party hereby represents and warrants that this Update and the Intercreditor Agreement as modified hereby constitute legal, valid and binding obligations of such party, enforceable in accordance with their terms, subject to the effects of (i) bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights generally, (ii) general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law and (iii) implied covenants of good faith and fair dealing.
4. Reference to and Effect on the Intercreditor Agreement.
(a)    Upon the effectiveness of this Update, each reference to Schedule I in the Intercreditor Agreement shall mean and be a reference to Schedule I as modified hereby.
(b)     The Intercreditor Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed.
(c)     The execution, delivery and effectiveness of this Update shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the parties, nor constitute a waiver of or consent to any modification of any provision of the Intercreditor Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
5. GOVERNING LAW. THIS UPDATE, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF).
6. Headings. Section headings in this Update are included herein for convenience of reference only and shall not constitute a part of this Update for any other purpose.
7. Counterparts. This Update may be executed by one or more of the parties hereto on any number of separate counterparts (including by means of facsimile or electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Update or in any other certificate, opinion, agreement or document related to this Update shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
8. Severability. Any provisions of this Update which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction

IN WITNESS WHEREOF, this Update has been duly executed as of the day and year first above written.

PACIFIC GAS AND ELECTRIC COMPANY

By: /s/ Monica Klemann
Name: Monica Klemann
Title: Director, Assistant Treasurer

     Signature Page to Update to Schedule I

ACKNOWLEDGED BY:

PG&E RECOVERY FUNDING LLC, as a Securitization SPV

By: /s/ Margaret K. Becker
Name: Margaret K. Becker
Title: Manager and President

PG&E WILDFIRE RECOVERY FUNDING, as a Securitization SPV

By: /s/ Margaret K. Becker
Name: Margaret K. Becker
Title: Manager and President

CITIBANK, N.A., as Collection Account Agent

By: /s/ Diana Gulyan
Name: Diana Gulyan
Title: Senior Trust Officer

MUFG BANK, LTD., as RFA Administrative Agent

By: /s/ Eric Williams
Name: Eric Williams
Title: Managing Director

     Signature Page to Update to Schedule I

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Series 2021-A Recovery Funding Indenture Trustee

By: /s/ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Series 2022-A Recovery Funding Indenture Trustee

By: /s/ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Series 2022-A Wildfire Recovery Funding Indenture Trustee

By: /s/ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Series 2022-B Wildfire Recovery Funding Indenture Trustee

By: /s/ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President

     Signature Page to Update to Schedule I

Exhibit A

SCHEDULE I

Lock-Boxes and Collection Accounts

Collection Account Bank	Collection Account Number	Associated Lock-Box (if any)
Bank of America, N.A.	[****]	N/A
Citibank, N.A.	[****]	N/A
The Bank of New York Mellon	[****]	N/A
Wells Fargo Bank, National Association	[****]	N/A